                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




   WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND 2

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 14, 2007

                                 --------------


To the Shareholders of
WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND 2

     The Annual Meeting of Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") will be held at 2455 Corporate West Drive, Lisle, Illinois, on Monday, May 14, 2007 at 1:30 p.m., Central time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 16, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.


                                        By Order of the Board of Trustees

                                        Melissa J. Nguyen, Secretary

Pasadena, California
March 30, 2007

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND 2

                           385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 14, 2007 at 1:30 p.m., Central time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders will be asked to consider the election of Ronald E. Toupin, Jr. and R. Jay Gerken to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 4, 2007.

     The Board of Trustees has fixed the close of business on March 16, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the "Shares"). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

     Shareholders of the Fund as of the close of business on March 16, 2007 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights.

     Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or on the Internet) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has

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

been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $5,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     R. Jay Gerken, Nicholas Dalmaso and Melissa J. Nguyen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Gerken and Ms. Nguyen are each officers of the Fund, and Messrs. Gerken and Dalmaso are Trustees of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' two nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the election of Trustees, except where a different vote is required by any provision of law or the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting will decide any question.

                              HOW TO SUBMIT A PROXY

     Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

     By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     On the Internet. Submit a proxy by logging onto the Internet website listed on the proxy card. The proxy card should be in hand when submitting a proxy online. As with telephone proxy submission, simple instructions allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

     Please see the instructions on the enclosed card for telephone touch-tone proxy submission and Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

                                    PROPOSAL

                         ELECTION OF CLASS III TRUSTEES

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund's 2008 annual meeting of shareholders; Class II, whose term will expire at the 2009 annual meeting; and Class III, whose term will expire at the Annual Meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:


NOMINEE                                         CLASS      EXPIRATION OF TERM IF ELECTED*
-------                                       ---------    ------------------------------


Ronald E. Toupin, Jr. .....................   Class III          2010 Annual Meeting
R. Jay Gerken..............................   Class III          2010 Annual Meeting


--------

* A Trustee will hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of Messrs. Toupin and Gerken. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and nominees is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Messrs. Toupin and Gerken are nominees for election at the Annual Meeting.


                                                                                 NUMBER OF
                                                                                PORTFOLIOS                    SHARES OF
                                                                                  IN FUND        OTHER        THE FUND
                                                                                 COMPLEX*    DIRECTORSHIPS  BENEFICIALLY
                                          TERM OF OFFICE        PRINCIPAL        OVERSEEN       HELD BY       OWNED ON
                           POSITION(S)     AND LENGTH OF   OCCUPATIONS DURING   BY TRUSTEE    TRUSTEE OR      MARCH 1,
NAME AND YEAR BORN        HELD WITH FUND    TIME SERVED     THE PAST 5 YEARS    OR NOMINEE     NOMINEE*         2007
------------------       ---------------  --------------  --------------------  ----------  --------------  ------------


Peter Erichsen           Trustee and      Term expires    Vice President,            2      None                  250
1956                     Chairman of the  in 2009;        General Counsel and
                         Trustees(1)(2)   served since    Secretary of the J.
                                          January 2004    Paul Getty Trust
                                                          (2001-present);
                                                          Governor of the
                                                          Philadelphia Stock
                                                          Exchange (1999-
                                                          present); Chairman
                                                          of the Philadelphia
                                                          Stock Exchange's
                                                          Audit Committee
                                                          (1999-present).
                                                          Formerly: Vice
                                                          President and
                                                          General Counsel of
                                                          the University of
                                                          Pennsylvania (1997-
                                                          2001).
Michael Larson           Trustee(1)(2)    Term expires    Chief Investment           2      Pan American        4,000**
1959                                      in 2008;        Officer for William               Silver Corp.
                                          served since    H. Gates III (1994-               (silver
                                          September 2004  present).                         mining,
                                                                                            development
                                                                                            and
                                                                                            exploration
                                                                                            company)
                                                                                            (1999-
                                                                                            present).

                                                                                 NUMBER OF
                                                                                PORTFOLIOS                    SHARES OF
                                                                                  IN FUND        OTHER        THE FUND
                                                                                 COMPLEX*    DIRECTORSHIPS  BENEFICIALLY
                                          TERM OF OFFICE        PRINCIPAL        OVERSEEN       HELD BY       OWNED ON
                           POSITION(S)     AND LENGTH OF   OCCUPATIONS DURING   BY TRUSTEE    TRUSTEE OR      MARCH 1,
NAME AND YEAR BORN        HELD WITH FUND    TIME SERVED     THE PAST 5 YEARS    OR NOMINEE     NOMINEE*         2007
------------------       ---------------  --------------  --------------------  ----------  --------------  ------------

Ronald A. Nyberg         Trustee(1)(2)    Term expires    Principal of Ronald       28      None                  598***
1953                                      in 2009;        A. Nyberg, Ltd., a
                                          served since    law firm
                                          January 2004    specializing in
                                                          corporate law,
                                                          estate planning and
                                                          business
                                                          transactions (2000-
                                                          present); Executive
                                                          Vice President,
                                                          General Counsel and
                                                          Corporate Secretary
                                                          of Van Kampen
                                                          Investments, an
                                                          investment advisory
                                                          firm (1982-1999).
Ronald E. Toupin, Jr.    Nominee and      Term expires    Formerly: Vice            26      None                 None
1958                     Trustee(1)(2)    at the Annual   President, Manager
                                          Meeting;        and Portfolio
                                          served since    Manager of Nuveen
                                          January 2004    Asset Management, an
                                                          investment advisory
                                                          firm (1998-1999);
                                                          Vice President and
                                                          Portfolio Manager of
                                                          Nuveen Investment
                                                          Advisory
                                                          Corporation, an
                                                          investment advisory
                                                          firm (1992-1999);
                                                          Vice President and
                                                          Manager of Nuveen
                                                          Unit Investment
                                                          Trusts (1991-1998);
                                                          Assistant Vice
                                                          President and
                                                          Portfolio Manager of
                                                          Nuveen Unit Trusts
                                                          (1988-1990) and John
                                                          Nuveen & Company,
                                                          Inc. (1982-1999).

                                                                                 NUMBER OF
                                                                                PORTFOLIOS                    SHARES OF
                                                                                  IN FUND        OTHER        THE FUND
                                                                                 COMPLEX*    DIRECTORSHIPS  BENEFICIALLY
                                          TERM OF OFFICE        PRINCIPAL        OVERSEEN       HELD BY       OWNED ON
                           POSITION(S)     AND LENGTH OF   OCCUPATIONS DURING   BY TRUSTEE    TRUSTEE OR      MARCH 1,
NAME AND YEAR BORN        HELD WITH FUND    TIME SERVED     THE PAST 5 YEARS    OR NOMINEE     NOMINEE*         2007
------------------       ---------------  --------------  --------------------  ----------  --------------  ------------

                                                   Interested Trustees
Nicholas Dalmaso         Trustee          Term expires    Senior Managing           28      None                 None
1965(3)                                   in 2008;        Director and General
                                          served since    Counsel of Claymore
                                          January 2004    Securities, Inc.
                                                          (2000-present) and
                                                          Claymore Advisors,
                                                          LLC (2003-present);
                                                          Director of Claymore
                                                          Investments, Inc.
                                                          (2004-present);
                                                          Director of MACRO
                                                          Securities
                                                          Depositor, LLC
                                                          (2006-present);
                                                          Chief Executive
                                                          Officer and Chief
                                                          Legal Officer to
                                                          funds in Claymore
                                                          Advisors, LLC fund
                                                          complex (2004-
                                                          present). Formerly:
                                                          Assistant General
                                                          Counsel of John
                                                          Nuveen & Company,
                                                          Inc. (1999-2001) and
                                                          Assistant General
                                                          Counsel of Van
                                                          Kampen Investments
                                                          (1992-1999).
R. Jay Gerken            Nominee,         Term expires    Managing Director of      171     None                 None
1951(4)                  Trustee and      at the Annual   Legg Mason & Co.,
                         President        Meeting;        LLC, Chairman,
                                          served since    President and Chief
                                          March 2007      Executive Officer of
                                                          certain mutual funds
                                                          associated with Legg
                                                          Mason & Co., LLC or
                                                          its affiliates
                                                          (2005-present);
                                                          President of Legg
                                                          Mason Partners Fund
                                                          Administration, LLC
                                                          ("LMPFA") (2006-
                                                          present); Chairman
                                                          of Smith Barney Fund
                                                          Management LLC and
                                                          Citi Fund Management
                                                          Inc. (2002-2005);
                                                          Chairman, President
                                                          and Chief Executive
                                                          Officer of Travelers
                                                          Investment Adviser,
                                                          Inc. (2002-2005).



--------

   (1) Member of the Audit Committee of the Board of Trustees.

   (2) Member of the Governance and Nominating Committee of the Board of Trustees.

   (3) Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his position as an officer of Claymore Advisors,

       LLC (the "Investment Adviser"), the Fund's investment adviser, and his ownership interest in Claymore Group Inc., the parent company of that entity.

   (4) Mr. Gerken is an "interested person" (as defined above) of the Fund because of his position as President of the Fund, his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund's investment manager, Western Asset Management Company (the "Investment Manager").

     * Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment manager to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Old Mutual/Claymore Long-Short Fund and Claymore/Raymond James SB-1 Equity Fund, each of which is a closed-end management investment company, and Claymore Trust (consisting of five separate portfolios), Claymore Exchange-Traded Fund Trust (consisting of nine separate portfolios) and Claymore Exchange-Traded Fund Trust 2 (consisting of two separate portfolios), each an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent Claymore Convertible Securities & Income Fund and Advent/Claymore Enhanced Growth & Income Fund, each a closed-end investment company. Mr. Gerken also serves as Chairman, Trustee or Director of an additional 169 open- and closed-end management investment companies associated with LMPFA or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

    ** As discussed below under "Share Ownership", Mr. Larson disclaims beneficial ownership of the Shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

   *** Mr. Nyberg shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2007 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."


                                                                         AGGREGATE DOLLAR RANGE
                                                                         OF EQUITY SECURITIES IN
                                                                        ALL FUNDS OVERSEEN OR TO
                                                                         BE OVERSEEN BY TRUSTEE
                                               DOLLAR RANGE OF EQUITY     OR NOMINEE IN FAMILY
NAME OF TRUSTEE OR NOMINEE                     SECURITIES IN THE FUND    OF INVESTMENT COMPANIES
--------------------------                     ----------------------   ------------------------


Peter C. Erichsen............................       $1 - $10,000              $1 - $10,000
Michael Larson...............................     $10,001 - $50,000         $10,001 - $50,000
Ronald A. Nyberg.............................       $1 - $10,000           $50,001 - $100,000
Ronald E. Toupin.............................           None                      None
                                       Interested Trustees
Nicholas Dalmaso.............................           None                      None
R. Jay Gerken................................           None                      None


     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Erichsen, Larson, Nyberg and Toupin. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Manager and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a current copy of which is attached as Appendix A to this Proxy Statement. The Fund does not currently maintain a website on which the charter is made available.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 ("SAS 61"). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                        Ronald E. Toupin (Chairman)
                                        Peter C. Erichsen
                                        Michael Larson
                                        Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Erichsen, Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a current copy of which is attached as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, Investment Manager, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Meetings. During 2006, the Board of Trustees held five meetings, the Audit Committee held four meetings and the Governance and Nominating Committee held two meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings. Each current Trustee except Messrs. Erichsen and Gerken attended the Fund's annual shareholder meeting in May 2006; Mr. Gerken was not a Trustee of the Fund at the time of the Fund's annual shareholder meeting in May 2006.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the Investment Adviser, 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Trustees of the Fund who are affiliated persons of the Fund, the Investment Adviser, or the Investment Manager receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $2,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2006, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same "Fund Complex."


                                                     PENSION OR                           TOTAL COMPENSATION
                                AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND AND
NAME OF TRUSTEE OR          COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      ITS FUND COMPLEX
NOMINEE                          THE FUND         FUND'S EXPENSES        RETIREMENT      PAID TO TRUSTEES(1)
------------------          -----------------   -------------------   ----------------   -------------------


Peter C. Erichsen.........       $25,000                 $0                  $0                $ 50,000
Michael Larson............       $24,000                 $0                  $0                $ 48,000
Ronald A. Nyberg..........       $25,500                 $0                  $0                $313,000
Ronald E. Toupin..........       $25,500                 $0                  $0                $265,500
                                                           Interested Trustees
Nicholas Dalmaso..........       $     0                 $0                  $0                $      0
R. Jay Gerken.............       $     0                 $0                  $0                $      0


--------

   (1) Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2006 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Erichsen, Larson, Nyberg, Toupin, Dalmaso and Gerken serve as Trustees to 2, 2, 28, 26, 28 and 171 funds in the Fund Complex, respectively.

     During 2006, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, the Investment Manager or their respective affiliates.

     Required Vote. Election of Messrs. Toupin and Gerken to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on their election and present in person or represented by proxy at the Annual Meeting. The Trustees unanimously recommend that shareholders vote to elect Messrs. Toupin and Gerken to the Board of Trustees.

                      INFORMATION CONCERNING THE INVESTMENT
             ADVISER, THE INVESTMENT MANAGER AND THE FUND'S OFFICERS

     The Investment Adviser is a subsidiary of Claymore Group Inc., a privately-held financial services company. The address of Claymore Group Inc. and the Investment Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Manager is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Manager's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Manager, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.


                                                                                                           SHARES OF THE
                                                                                                                FUND
                                                                                         PRINCIPAL          BENEFICIALLY
                               POSITION(S) HELD       TERM OF OFFICE AND LENGTH    OCCUPATION(S) DURING       OWNED ON
NAME AND YEAR BORN                 WITH FUND              OF TIME SERVED(1)          THE PAST 5 YEARS      MARCH 1, 2007
------------------          ----------------------   --------------------------   ----------------------   -------------


R. Jay Gerken               Trustee and President    Served since March 2007      See "Election of              None
1951                                                                              Trustees" above.
Marie K. Karpinski          Treasurer and            Served since January 2004    Vice President, Legg          None
1949                        Principal Financial                                   Mason & Co., LLC
                            and Accounting Officer                                (2005-present); Vice
100 Light Street                                                                  President and Chief
Baltimore, MD 21202                                                               Financial Officer
                                                                                  (1986-present) and
                                                                                  Treasurer (1986-2006)
                                                                                  of all Legg Mason
                                                                                  retail, open-end
                                                                                  investment companies;
                                                                                  Vice President, Legg
                                                                                  Mason Wood Walker,
                                                                                  Incorporated (1992-
                                                                                  2005); Treasurer and
                                                                                  Principal Financial
                                                                                  and Accounting Officer
                                                                                  of Western
                                                                                  Asset/Claymore U.S.
                                                                                  Treasury Inflation
                                                                                  Protected Securities
                                                                                  Fund (2003-present);
                                                                                  Principal Financial
                                                                                  and Accounting Officer
                                                                                  of Western Asset
                                                                                  Funds, Inc. (1990-
                                                                                  present), Western
                                                                                  Asset Income Fund and
                                                                                  Western Asset Premier
                                                                                  Bond Fund (2001-
                                                                                  present); Treasurer of
                                                                                  Western Asset Funds,
                                                                                  Inc. (1990-2006),
                                                                                  Western Asset Income
                                                                                  Fund and Western Asset
                                                                                  Premier Bond Fund
                                                                                  (2001-2006).

                                                                                                           SHARES OF THE
                                                                                                                FUND
                                                                                         PRINCIPAL          BENEFICIALLY
                               POSITION(S) HELD       TERM OF OFFICE AND LENGTH    OCCUPATION(S) DURING       OWNED ON
NAME AND YEAR BORN                 WITH FUND              OF TIME SERVED(1)          THE PAST 5 YEARS      MARCH 1, 2007
------------------          ----------------------   --------------------------   ----------------------   -------------

Steven M. Hill              Assistant Treasurer      Served since May 2004        Senior Managing               None
1964                                                                              Director of Claymore
                                                                                  Advisors, LLC and
2455 Corporate West Drive                                                         Claymore Securities,
Lisle, IL 60532                                                                   Inc. (2005-present).
                                                                                  Chief Financial
                                                                                  Officer of Claymore
                                                                                  Group Inc. (2005-
                                                                                  2006). Managing
                                                                                  Director of Claymore
                                                                                  Advisors, LLC and
                                                                                  Claymore Securities,
                                                                                  Inc. (2003-2005).
                                                                                  Chief Financial and
                                                                                  Accounting Officer and
                                                                                  Treasurer or Assistant
                                                                                  Treasurer of all
                                                                                  closed-end investment
                                                                                  companies in the
                                                                                  Claymore fund complex.
                                                                                  Previously, Treasurer
                                                                                  of Henderson Global
                                                                                  Funds and Operations
                                                                                  Manager for Henderson
                                                                                  Global Investors
                                                                                  (North America) Inc.
                                                                                  (2002-2003), Managing
                                                                                  Director, FrontPoint
                                                                                  Partners LLC (2001-
                                                                                  2002); Vice President,
                                                                                  Nuveen Investments
                                                                                  (1999-2001).
Susan C. Curry              Assistant Treasurer      Served since February 2007   Director of Tax --            None
1966                                                                              Mutual Funds, Legg
                                                                                  Mason & Co., LLC
125 Broad St.                                                                     (2005-present);
New York, NY 10004                                                                Director of Tax  --
                                                                                  Mutual Funds,
                                                                                  Citigroup (2004-2005);
                                                                                  Assistant Treasurer,
                                                                                  Western Asset Funds,
                                                                                  Inc., Western Asset
                                                                                  Income Fund, Western
                                                                                  Asset Premier Bond
                                                                                  Fund and Western
                                                                                  Asset/Claymore U.S.
                                                                                  Treasury Inflation
                                                                                  Protected Securities
                                                                                  Fund (2007-present);
                                                                                  Partner, Deloitte &
                                                                                  Touche (1990-2004).

                                                                                                           SHARES OF THE
                                                                                                                FUND
                                                                                         PRINCIPAL          BENEFICIALLY
                               POSITION(S) HELD       TERM OF OFFICE AND LENGTH    OCCUPATION(S) DURING       OWNED ON
NAME AND YEAR BORN                 WITH FUND              OF TIME SERVED(1)          THE PAST 5 YEARS      MARCH 1, 2007
------------------          ----------------------   --------------------------   ----------------------   -------------

Erin K. Morris              Assistant Treasurer      Served since January 2004    Assistant Vice                None
1966                                                                              President and Manager,
                                                                                  Funds Accounting, Legg
100 Light Street                                                                  Mason & Co., LLC
Baltimore, MD 21202                                                               (2005-present);
                                                                                  Assistant Vice
                                                                                  President of Legg
                                                                                  Mason Wood Walker,
                                                                                  Incorporated (2002-
                                                                                  2005); Treasurer of
                                                                                  Legg Mason Income
                                                                                  Trust, Inc., Legg
                                                                                  Mason Tax-Free Income
                                                                                  Fund, Western Asset
                                                                                  Income Fund, Western
                                                                                  Asset Funds, Inc. and
                                                                                  Western Asset Premier
                                                                                  Bond Fund (2006-
                                                                                  present); Assistant
                                                                                  Treasurer of Western
                                                                                  Asset/Claymore U.S.
                                                                                  Treasury Inflation
                                                                                  Protected Securities
                                                                                  Fund (2003-present);
                                                                                  Assistant Treasurer,
                                                                                  Western Asset Income
                                                                                  Fund, Western Asset
                                                                                  Funds, Inc., Western
                                                                                  Asset Premier Bond
                                                                                  Fund, Legg Mason
                                                                                  Income Trust, Inc. and
                                                                                  Legg Mason Tax-Free
                                                                                  Income Fund (2001-
                                                                                  2006); Manager, Funds
                                                                                  Accounting, Legg Mason
                                                                                  Wood Walker,
                                                                                  Incorporated (2000-
                                                                                  2005).

                                                                                                           SHARES OF THE
                                                                                                                FUND
                                                                                         PRINCIPAL          BENEFICIALLY
                               POSITION(S) HELD       TERM OF OFFICE AND LENGTH    OCCUPATION(S) DURING       OWNED ON
NAME AND YEAR BORN                 WITH FUND              OF TIME SERVED(1)          THE PAST 5 YEARS      MARCH 1, 2007
------------------          ----------------------   --------------------------   ----------------------   -------------

Todd F. Kuehl               Chief Compliance         Served since February 2007   Vice President, Legg          None
1969                        Officer                                               Mason & Co., LLC
                                                                                  (2006-present); Chief
100 Light Street                                                                  Compliance Officer of
Baltimore, MD 21202                                                               Western Asset/Claymore
                                                                                  U.S. Treasury
                                                                                  Inflation Protected
                                                                                  Securities Fund,
                                                                                  Western Asset Funds,
                                                                                  Inc., Western Asset
                                                                                  Premier Bond Fund,
                                                                                  Western Asset Income
                                                                                  Fund (2007-present)
                                                                                  and Barrett Growth
                                                                                  Fund and Barrett
                                                                                  Opportunity Fund
                                                                                  (2006-present); Branch
                                                                                  Chief, Division of
                                                                                  Investment Management,
                                                                                  U.S. Securities and
                                                                                  Exchange Commission
                                                                                  (2002-2006).
Melissa J. Nguyen           Secretary                Served since February 2006   Vice President and            None
1978                                                                              Assistant General
                                                                                  Counsel of Claymore
2455 Corporate West Drive                                                         Securities, Inc.
Lisle, IL 60532                                                                   (2005-present);
                                                                                  Secretary, Western
                                                                                  Asset/Claymore U.S.
                                                                                  Treasury Inflation
                                                                                  Protected Securities
                                                                                  Fund, MBIA
                                                                                  Capital/Claymore
                                                                                  Managed Duration
                                                                                  Investment Grade
                                                                                  Municipal Fund,
                                                                                  Claymore Exchange-
                                                                                  Traded Fund Trust,
                                                                                  Claymore Exchange
                                                                                  Traded Fund Trust 2
                                                                                  and Claymore/Raymond
                                                                                  James SB-1 Equity Fund
                                                                                  (2006-present) and
                                                                                  Claymore Trust (2005-
                                                                                  present). Formerly,
                                                                                  Associate, Vedder,
                                                                                  Price, Kaufman &
                                                                                  Kammholz, P.C. (2003-
                                                                                  2005).

--------

   (1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2008 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be delivered to the Secretary of the Fund not less than 120 days prior to April 4, 2008.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2008 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than 60 days prior to April 4, 2008 and no later than 45 days prior to April 4, 2008.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

                           SHARE OWNERSHIP INFORMATION

     As of March 16, 2007, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund on such date. As of March 16, 2007, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,165,541 Shares (representing approximately 99.93% of the outstanding Shares). Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of March 16, 2007, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

SHAREHOLDER NAME AND ADDRESS                           SHARE HOLDINGS   PERCENTAGE OWNED
----------------------------                           --------------   ----------------


Cascade Investment, L.L.C. and William H. Gates III
  (as sole member of Cascade Investment,
  L.L.C.)(1)(2)......................................     4,113,800           6.72%
Cascade Investment, L.L.C. -- 2365 Carillon Point,
  Kirkland, WA 98033
William H. Gates III -- One Microsoft Way, Redmond,
  WA 98052
Karpus Management, Inc.(3)...........................     3,744,724           6.12%
183 Sully's Trail, Pittsford, NY 14534
Wachovia Corporation(4) One Wachovia Center,
  Charlotte, NC 28288-0137...........................     3,371,651           5.51%


--------

   (1) Based on information obtained from a Schedule 13D filed with the Securities and Exchange Commission on May 3, 2006.

   (2) Mr. Larson is the Business Manager of Cascade Investment, L.L.C. and has voting and investment power with respect the Shares held by Cascade Investment, L.L.C, but disclaims any beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and Mr. Gates.

   (3) Based on information obtained from a Schedule 13D filed with the Securities and Exchange Commission on February 9, 2007.

   (4) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2007.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act, require the Fund's officers and Trustees, the Investment Adviser, the Investment Manager, certain affiliates of the Investment Adviser and Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2006, all such filing requirements were met, except with respect to Ms. Nguyen, the Fund's Secretary, who, due to an administrative oversight, made a late filing of an initial Form 3 with respect to the Fund. Ms. Nguyen did not own or dispose of Shares of the Fund during the reporting period.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2006 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 866-233-4001.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2007, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in each of the Fund's last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:


FISCAL YEAR ENDED                  AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------                  ----------   ------------------   --------   --------------


December 31, 2005................    $27,200          $6,500          $1,050          $0
December 31, 2006................    $28,800          $    0          $1,100          $0


     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the Fund's fiscal years ended December 31, 2005 and December 31, 2006, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $152,047 and $12,500, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser, the Investment Manager and any entity controlling, controlled by or under common control with the Investment Adviser or the Investment Manager that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2005 and December 31, 2006.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                   ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                        By Order of the Board of Trustees

                                        Melissa J. Nguyen, Secretary

March 30, 2007

                                                                      APPENDIX A

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                            PROTECTED SECURITIES FUND

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2

                             AUDIT COMMITTEE CHARTER
                        REVISED AS OF SEPTEMBER 12, 2005

     The Board of Trustees (the "Board") of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a "Fund" and, collectively, the "Funds") has adopted this Charter to govern the activities of the Audit Committee of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

     (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

     (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

     (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (d) to act as a liaison between the Fund's independent auditors and the full Board; and

     (e) to oversee the preparation of the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statement of the Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

     (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

     (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

     (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of Claymore Advisors, LLC and Western Asset Management Company (each a "Manager"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

     (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

     (e) discuss with management the Fund's semi-annual financial statements, including, any narrative discussion by management concerning the Fund's financial condition and investment performance.

     (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

     (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

     (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

     (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

     (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

     (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

     (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

     (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

     (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Manager as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Manager(s) or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Manager(s) to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The Audit Committee shall assess its own performance at least annually.

                                                                      APPENDIX B

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                            PROTECTED SECURITIES FUND

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                                AS OF MAY 3, 2004

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(*) The Committee shall have the following duties and powers:

     (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

     (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

     (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.


----------
(*) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s),
(iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                   Appendix A
            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                               (As of May 3, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate;
(C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;
(iii) the recommending shareholder's name as it appears on the Fund's books;
(iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND 2


               ELECTRONIC VOTING INSTRUCTIONS

               YOU CAN VOTE BY INTERNET OR TELEPHONE!
               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

               Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

               VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

               PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 P.M., EASTERN TIME, ON MAY 13, 2007.

               (COMPUTER)    VOTE BY INTERNET

                             - Log on to the Internet and go to
                               WWW.INVESTORVOTE.COM
                             - Follow the steps outlined on the secured website.

               (TELEPHONE)   VOTE BY TELEPHONE
                             - Call toll free 1-800-652-VOTE (8683) within the
                               United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
                             - Follow the instructions provided by the recorded
                               message.


Using a BLACK INK pen, mark your votes with an X as shown in     [X]
this example. Please do not write outside the designated areas.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                         123456   C0123456789   12345
--------------------------------------------------------------------------------
     - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -
--------------------------------------------------------------------------------

A ELECTION OF CLASS III TRUSTEES

                                  FOR   WITHHOLD

01 - RONALD E. TOUPIN, JR.        [ ]     [ ]

                                  FOR   WITHHOLD

02 - R. JAY GERKEN                [ ]     [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS III TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

B NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.                COMMENTS -- Please print your comments below.



C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) -- Please             Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
print date below.                       within the box.                           within the box.


WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This matter is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 14, 2007.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2




     - IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
PROXY -- WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2
--------------------------------------------------------------------------------

COMMON SHARES
ANNUAL MEETING OF SHAREHOLDERS - MAY 14, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Melissa J. Nguyen and Nicholas Dalmaso, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 14, 2007, at 1:30 p.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.